EXHIBIT 32

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Baywood International, Inc., a Nevada corporation (the "Company"), Quarterly Report on Form 10-QSB for the three and nine month periods ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, I, Neil Reithinger, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          To the best of the undersigned's knowledge, based upon a review of the Company's Form 10-QSB for the three and nine month periods ended September 30, 2004:

          1. The Company's Quarterly Report on Form 10-QSB for the three and nine month periods ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

          2. The information contained in the Company's Form 10-QSB for the three and nine month periods ended September 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Neil Reithinger
                                   -------------------
                                   Neil Reithinger, Chief Executive Officer,
                                   Principal Accounting Officer


STATE OF ARIZONA          )
                          )
County of Maricopa        )

          The foregoing was acknowledged before me this 12th day of November 2004, by Neil Reithinger, Chief Executive Officer and Principal Accounting Officer of Baywood International, Inc., a Nevada corporation, on behalf of such corporation.

                                        /s/ Trinidad Garcia
                                        -------------------
                                        Notary Public

My Commission Expires:


July 22, 2007
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